INTERNAP NETWORK SERVICES NASDAQ: INAP Investor Presentation Merriman Curhan Ford & Co. IP Video 2007: The Killer Application for Internet and Communications Conference San Francisco, CA February 13th, 2007

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The transaction and the achievement of any anticipated benefits from the transaction are subject to significant risks and uncertainties. Many important factors that may affect Internap's and the combined company's business, results of operations and financial condition include, but are not limited to, our ability to sustain profitability; the ability to successfully integrate the operations of Internap and VitalStream; our ability to compete against existing and future competitors; pricing pressures; our ability to respond successfully to technological change; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms or at all; failure of third party suppliers to deliver their products and services on favorable terms or at all; failures in our network operations centers, network access points or computer systems; fluctuations in our operating results; our ability to protect our intellectual property; claims relating to intellectual property rights; the dilutive effects of our stock price due to outstanding stock options and warrants; future sales of stock; effects of natural disasters or terrorist activity; and volatility of our stock price. Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss important risk factors. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Additional Information The announcement of the transaction is neither a solicitation of a proxy, an offer to purchase nor a solicitation of an offer to sell shares of the Company's common stock. Internap and VitalStream intend to file with the Securities and Exchange Commission ("SEC") a Joint Proxy Statement/Prospectus as part of a registration statement on Form S-4. In addition, other relevant materials in connection with the proposed transaction will be filed with the SEC. Investors in Internap and VitalStream are urged to read carefully the Joint Proxy Statement/Prospectus and other relevant materials when they become available because they will contain important information about Internap, VitalStream and the transaction. The documents will be available without charge on the SEC's web site at www.sec.gov. A free copy of the final Joint Proxy Statement/Prospectus may also be obtained from Internap by writing to 250 Williams Street, Suite E-100, Atlanta, Georgia 30303, Attention: Investor Relations. In addition, Internap and VitalStream, their respective officers, directors and certain of their management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Internap and VitalStream in favor of the acquisition. Information about the officers and directors of Internap and their ownership of Internap securities is set forth in the proxy statement for Internap's 2006 Annual Meeting of Stockholders filed with the SEC on April 26, 2006. Information about the officers and directors of VitalStream and their ownership of VitalStream securities is set forth in the proxy statement for VitalStream's 2006 Annual Meeting of Stockholders filed with the SEC on June 20, 2006. Investors may obtain more detailed information concerning the participants by reading the Joint Proxy Statement/Prospectus when it is filed with the SEC. Reconciliation of Non-GAAP to GAAP Financial Measures During this presentation, we will be referring to some non-GAAP measures that we believe are helpful for an understanding of our financial results and operations. These non-GAAP measures are not prepared in accordance with Generally Accepted Accounting Principles. Under the "Presentations and Earnings" section of the "Investor Relations" page of our website, we define these non-GAAP terms and reconcile these non-GAAP measures with the most directly applicable GAAP financial measures.

Internap's proposed acquisition of VitalStream creates a clear market leader in all aspects of Web solutions combining from one source the most complete product offerings featuring complementary content delivery, streaming and monetization solutions that expand Internap's reach into the highest growth sectors of the Internet, including targeted online ad insertion and national ad sales. Internap Core Services Colocation Performance IP Services Route and Network Optimization Internap + VitalStream Services Colocation Performance IP Services Route and Network Optimization Content Delivery Service Streaming Services Best in class targeted Ad insertion, sales and reporting (Content Monetization) Internap A Global Market Leader

The Internap Value Proposition Access Data Centers, Innovative Network Access, CDN, CPE Customer Service On-site account management, proactive management, monitoring, & troubleshooting Professional Services Network assessment & analysis, installation & optimization Complementary Services Managed Router Services, Security, & performance measuring tools Internet Application Optimization Technologies Single-sourced technology provider with industry expertise to support strategic eCommerce environments Address Internet performance issues Address Internet expertise issues

Internap Route Optimization Technology Intelligent Route Optimization Technology Performance IP (Service) Network redundancy Finds the best route Mitigates provider issues Flow Control Platform (CPE) Manages dynamic multi-homing Balances preferences in performance and economics 100% Uptime SLA Highest network performance Reduced costs from proactive network operations Proactively Monitored and Managed by Internap NOC

Internap Data Centers offer secure, reliable and cost-effective means for businesses to deliver services and information to customers, employees and business partners Data Center Services Colocation Managed Router Managed Hands Internap Data Centers Increase Internet application performance and lower total cost of ownership Designed to maximize performance and provide stable and dependable infrastructure Single-source for network infrastructure, IP, and security Dedicated and reliable support with guaranteed service levels service levels service levels service levels service levels service levels service levels Increased application optimization using Performance IP is the primary reason customers use our data centers

Market Trends Disney's Web Move Shakes Up Old TV Model Comcast to Route Programs From PCs to TV Internet TV Gains Popularity Comcast Takes a Look at Home Videos on TV CBS Puts Local News on Yahoo Viacom Forges Online-Video Deal with China's Baidu to Boost MTV AOL to offer Paramount movies, TV shows Google to buy Youtube for $1.65 Billion Viacom to Send Video to China's Internet Sony in Web Deal to Acquire Video Site Grouper Networks For the first time in history, consumers are spending more leisure time viewing the Internet than watching television.

Content Delivery Market Dynamics "The research firm eMarketer estimates that video-related advertising will top $2.3 billion within four years." - New York Times, September 17, 2006 Advertising Spending in $Millions Internet Videos Served in Billions Sources: In-Stat, 3/06; AccuStream iMedia Research, eMarketer Note: Figures do not include traditional Internet ads such as banners CAGR 26% 0 100 200 300 400 500 2005 2006 2007 2008 2009 2010 Actual + Forecast - 10 20 30 40 50 60 70 Worldwide Broadband Subscriber Forecast Internet Video Viewing 0 100 200 300 400 500 2005 2006 2007 2008 2009 2010 Actual + Forecast - 10 20 30 40 50 60 70 Worldwide Broadband Subscriber Forecast Internet Video Viewing Subscribers in Millions Internet Videos Served in Billions Millions of Streams CAGR 15% US Online Advertising Spending in $Billions ....and Video Ad Spending is Accelerating Total Internet Advertising Dollars Continues to Grow... .... and Increases the Total Number of Streams Over the Internet Broadband Subscription Drives Internet Video Viewing...

Products and Solutions CDN Content Storage Capacity and Scale Fully Redundant Architecture P-NAPS Global Network Professional Services Managed Servers Solutions Managed Networking Advanced Business Intelligence Application Acceleration IP Route Optimization Performance IP Streaming CDS Data Centers Advertising Content Monetization Subscription with DRM MediaConsole Products Web-based Customer Interface

Combination Enables Solution Selling Technology solutions that brings reliability and quality of service to the primary market verticals we serve Delivery and monetization solutions for content owners, advertisers and eCommerce providers End-to-end service from pre-sale through operations to award- winning technical support Colocation IP Services Content Delivery Streaming Ad Insertion/sales Result: Turn key solutions creating new revenue verticals and profit centers with up-selling of integrated product lines generating increased margins for Internap with less churn

Internap Customers Sampling by key vertical Financial Services Retail Travel Technology Media & Entertainment VoIP Healthcare Public Sector

VitalStream Customers

2006 Annual Guidance Revenue Growth Adjusted Gross Margin* Capital Expenditures May 4, 2006 Estimated Range 10% to 12% mid to high 40% $12M to $14M Our goal is full year profitability through greatly improved operating leverage Adjusted EBITDA ** $18M to $22M * - Adjusted Gross Profit is defined as revenue less direct cost of network and sales. Direct cost of network and sales includes amortization expense related to technology-based intangible assets used in our current products, but excludes all other depreciation and amortization expense. Adjusted Gross Margin is defined as Adjusted Gross Profit as a percentage of revenues ** - Adjusted EBITDA is defined as EBITDA excluding non-cash equity compensation expense 5% to 7% mid to high 40% $10M to $12M $16M to $19M February 28, 2006 Estimated Range August 3, 2006 Estimated Range 12% to 15% mid to high 40% $24M to $26M $12M to $14M November 6 2006 Estimated Range 15% to 17% mid to high 40% $20M to $24M $13.5M to $14.5M

Actual Low Guidance High Guidance 2002 132.5 0 0 2003 138.6 0 0 2004 144.6 0 0 2005 153.7 0 0 2006 132.4 44.4 3.1 Financial Metrics Revenue Growth Adjusted 2006 Revenue Guidance Upwards: 15% to 17% Growth $176.8m to $179.8m Guidance for 2006

Financial Metrics Adjusted EBITDA(1) Growth Revised 2006 Adjusted EBITDA Guidance Upwards: $24m to $26m $24m to $26m Guidance for 2006 2002 2003 2004 2005 2006 Adjusted EBITDA is calculated as loss from operations plus depreciation and amortization and is a non-GAAP measure and excludes non-cash equity compensation expense

2002 2002 1273 2003 1638 2004 1929 2005 2092 1Q 2006 2142 2Q 2006 2188 3Q 2006 2235 Financial Metrics Number of Customers Added 47 Net New Customers in 3Q 2006

2002 2002 49.3 0.37 2003 62.9 0.45 2004 67.6 0.47 2005 71.8 0.47 Through 3Q 06 60.9 0.46 Financial Metrics Adjusted Gross Profit (1) Adj. Gross Margin(1) Growing Organic Revenue and Variable Nature of Backbone Purchase Agreements Will Drive Gross Profit Expansion (1) Adjusted Gross Profit is defined as revenue less direct cost of network and sales. Direct cost of network and sales includes amortization expense related to technology-based intangible assets used in our current products, but excludes all other depreciation and amortization expense. Adjusted Gross Margin is defined as Adjusted Gross Profit as a percentage of revenues.

Capitalization Cash Property and Equipment Total Assets Total Debt (1) Total Shareholders Equity 09/30/06 $53.9 48.1 167.7 9.3 122.1 US$ in millions notes payable and capital lease obligations Strong Financial Flexibility

INTERNAP NETWORK SERVICES NASDAQ: INAP Investor Presentation Merriman Curhan Ford & Co. IP Video 2007: The Killer Application for Internet and Communications Conference San Francisco, CA February 13th, 2007